UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2026

ONCE UPON A FARM, PBC

(Exact name of registrant as specified in its charter)

Delaware	001-43108	47-3648280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

950 Gilman Street, Suite 100 Berkeley, CA		94710
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (888) 983-1606

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	OFRM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 5, 2026, Once Upon a Farm, PBC (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC and J.P Morgan Securities LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), and certain stockholders of the Company named in Schedule II therein (the “Selling Stockholders”) relating to the initial public offering (the “IPO”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”). The Underwriting Agreement provides for the offer and sale by the Company of 7,631,537 shares of Common Stock (the “Company Shares”) and the offer and sale by the Selling Stockholders of 3,365,672 shares of Common Stock (the “Selling Stockholder Shares” and, together with the Company Shares, the “Firm Shares”), in each case at a public offering price of $18.00 per share. Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 1,649,581 shares of Common Stock (the “Option Shares”). On February 9, 2026, the IPO closed and the Firm Shares were delivered. The material terms of the IPO are described in the prospectus, dated February 5, 2026 (the “Prospectus”), filed by the Company with the Securities and Exchange Commission (the “Commission”) on February 9, 2026, pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”). The IPO is registered with the Commission pursuant to the Company’s Registration Statement on Form S-1, as amended (File No. 333-290577).

The Underwriting Agreement contains customary representations and warranties, agreements and obligations, closing conditions and termination provisions. The Company has agreed to indemnify the Underwriters against (or contribute to the payment of) certain liabilities, including liabilities under the Securities Act. This description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement attached hereto as Exhibit 1.1, which is incorporated by reference into this Item 1.01. Additionally, for a summary description of relationships between the Company and the Underwriters, see the section entitled “Underwriting” in the Prospectus.

In connection with the consummation of the IPO, the Company entered into the following additional agreements:

•

the Registration Rights Agreement, dated as of February 9, 2026, by and among the Company and the stockholders party thereto, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein; and

•

the Director Nomination Agreement, dated as of February 9, 2026, by and among the Company and the stockholders party thereto, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Descriptions of these agreements are contained in the Prospectus in the section entitled “Certain Relationships and Related Party Transactions” and are incorporated by reference into this Item 1.01. Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of each of the agreements attached hereto as Exhibit 10.1 and Exhibit 10.2, which are incorporated by reference into this Item 1.01.

Item 3.03	Material Modification to Rights of Security Holders.

The information provided under Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 5, 2026, Walter Robb was appointed to the Company’s board of directors. Biographical information and other information regarding the committees upon which Mr. Robb is expected to serve, related party transactions involving Mr. Robb, the compensation plans in which Mr. Robb participates and information about any arrangement or understanding between Mr. Robb and any other persons pursuant to which Mr. Robb was selected as a director are included in the Prospectus in the sections entitled “Certain Relationships and Related Party Transactions,” “Executive Compensation” and “Management” and are incorporated by reference into this Item 5.02.

On or around February 5, 2026, in connection with the IPO, the Company entered into indemnification agreements with each of its directors and executive officers. These agreements provide the Company’s directors and executive officers with contractual rights to indemnification, expense advancement and reimbursement, to the fullest extent permitted under the Delaware General Corporation Law. These indemnification rights are not exclusive of any other right that an indemnified person may have or hereafter acquire under any statute, provision of the Company’s Certificate of Incorporation or Bylaws (each as defined below), any agreement, or vote of stockholders or disinterested directors or otherwise. This description of the indemnification agreements does not purport to be complete and is qualified in its entirety by reference to the form of indemnification agreement attached hereto as Exhibit 10.3, which is incorporated by reference into this Item 5.02.

Additionally, on February 5, 2026 and in connection with the IPO, the Company adopted the Once Upon a Farm, PBC 2026 Omnibus Incentive Plan (the “Omnibus Plan”) and the Once Upon a Farm, PBC Employee Stock Purchase Plan (the “ESPP”). The Omnibus Plan became effective on February 5, 2026 and the ESPP became effective on February 9, 2026. A description of the Omnibus Plan and the ESPP is contained in the Prospectus in the section entitled “Executive Compensation—Actions Taken in Connection with this Offering” and is incorporated by reference into this Item 5.02. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of the Omnibus Plan attached hereto as Exhibit 10.4 and the full text of the ESPP attached hereto as Exhibit 10.5, each of which is incorporated by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 9, 2026, the Company filed an amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware and adopted bylaws (the “Bylaws”), each of which became effective on February 9, 2026. A description of the Certificate of Incorporation and the Bylaws is contained in the Prospectus in the section entitled “Description of Capital Stock” and is incorporated by reference into this Item 5.03. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Incorporation attached hereto as Exhibit 3.1 and the full text of the Bylaws attached hereto as Exhibit 3.2, both of which are incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of February 5, 2026, among Once Upon a Farm, PBC, the selling stockholders party thereto, and Goldman Sachs & Co. LLC and J.P Morgan Securities LLC, as representatives for the several underwriters named in Schedule I thereto.

3.1	Amended and Restated Certificate of Incorporation of Once Upon a Farm, PBC.

3.2	Bylaws of Once Upon a Farm, PBC.

10.1	Registration Rights Agreement, dated as of February 9, 2026, by and among Once Upon a Farm, PBC and the stockholders party thereto.

10.2	Director Nomination Agreement, dated as of February 9, 2026, by and among Once Upon a Farm, PBC and the stockholders party thereto.

10.3	Form of Indemnification Agreement between Once Upon a Farm, PBC and each of its directors and executive officers (incorporated by reference to Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the Commission on September 29, 2025).

10.4	Once Upon a Farm, PBC 2026 Omnibus Incentive Plan.

10.5	Once Upon a Farm, PBC 2026 Employee Stock Purchase Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2026	ONCE UPON A FARM, PBC

	By:	/s/ John Foraker
	Name:	John Foraker
	Title:	Chief Executive Officer